EXHIBIT A
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               JOINT FILING AGREEMENT PURSUANT TO RULE 13D-1(K)(1)

This agreement, dated July 26, 2002, is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

                            [SIGNATURE PAGES FOLLOW]
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                                    SIGNATURE

Dated:       July 26, 2002


                                    MATLIN PATTERSON LLC


                                    By: /s/ Mark R. Patterson
                                        ---------------------------------------
                                        Name:  Mark R. Patterson
                                        Title: Member


                                    MATLIN PATTERSON ASSET MANAGEMENT LLC

                                    By: Matlin Patterson LLC, its Manager


                                        By: /s/ Mark R. Patterson
                                            -----------------------------------
                                            Name:  Mark R. Patterson
                                            Title: Member


                                    MATLIN PATTERSON GLOBAL
                                       OPPORTUNITIES PARTNERS L.P.

                                    By: Hemisphere Global Opportunities
                                        Partners, Ltd., its General Partner


                                        By: /s/ Marty Brandt
                                            -----------------------------------
                                            Name:  Marty Brandt
                                            Title: Vice President

                                    MATLIN PATTERSON GLOBAL
                                        OPPORTUNITIES PARTNERS (BERMUDA) L.P.

                                    By: Hemisphere Global Opportunities
                                        Partners, Ltd., its General Partner


                                        By: /s/ Marty Brandt
                                            -----------------------------------
                                            Name:  Marty Brandt
                                            Title: Vice President


                                    HEMISPHERE GLOBAL OPPORTUNITIES
                                        PARTNERS, LTD.

                                    By: /s/ Marty Brandt
                                        ---------------------------------------
                                        Name:  Marty Brandt
                                        Title: Vice President


                                    MATLIN PATTERSON GLOBAL ADVISERS LLC


                                    By: /s/ Mark R. Patterson
                                        ---------------------------------------
                                        Name:  Mark R. Patterson
                                        Title: Director


                                    MUTUAL TRUST MANAGEMENT (BERMUDA) LIMITED


                                    By: /s/ David Doyle
                                        ---------------------------------------
                                        Name:  David Doyle
                                        Title: Director